Exhibit 99.1

CASE NAME:                                         Venus Exploration, Inc
CASE:                                              02-13109-BP-11
JUDGE:  Bill Parker

                                                   ACCRUAL BASIS
                                                   6/20/03




                         UNITED STATES BANKRUPTCY COURT
                            EASTERN DISTRICT OF TEXAS
                            MONTHLY OPERATING REPORTS
                             MONTH ENDING: May, 2003

                                                            Note 1
                IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCURAL BASIS-1 THROUGH ACCURAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.





RESPONSIBLE PARTY:


/s/ EUGENE L. AMES, Jr.                          CEO
-----------------------                          ---
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY          TITLE


Eugene L. Ames, Jr
PRINTED NAME OF RESPONSIBLE PARTY                DATE




PREPARER:


/s/ TERRY F. HARDEMAN                            Chief Accounting Officer
---------------------                            ------------------------
ORIGINAL SIGNATURE OF PREPARER                   TITLE


Terry F. Hardeman
PRINTED NAME OF PREPARER                         DATE


        CASE NAME:                          Venus Exploration, Inc       ACCRUAL BASIS-1
        CASE:                               02-13109-BP-11                 6/20/03

        COMPARATIVE BALANCE SHEET
                                                                                   SCHEDULE             MONTH               MONTH
        ASSETS                                                                      AMOUNT
                                                                                     March, 2003        April, 2003    May, 2003

        1.      UNRESTRICTED CASH                                                    ($21,140.47)      $13,606.04        $66,559.13
        2.      RESTRICTED CASH                                                    $1,512,474.00    $1,516,206.49     $1,517,494.23
        3.      TOTAL CASH                                                         $1,491,333.53    $1,529,812.53     $1,584,053.36
        4.      ACCOUNTS RECEIVABLE, NET                                             $276,506.72      $325,559.85       $345,133.20
        5.      INVENTORY
        6.      NOTES RECEIVABLE
        7.      PREPAID EXPENSES                                                      $97,968.25       $82,875.07        $67,781.89
        8.      OTHER (ATTACH LIST)
        9.      TOTAL CURRENT ASSETS                                               $1,865,808.50    $1,938,247.45     $1,996,968.45
        10.     PROPERTY, PLANT, & EQUIPMENT                                       $6,176,305.07    $6,167,521.88     $5,920,803.68
        11.     LESS:  ACCUMULATED DEPRECIATION/DEPLETION                          $4,213,857.32)   $4,212,206.90)   ($3,982,315.92)
        12.     NET PROPERTY, PLANT & EQUIPMENT                                    $1,962,447.75    $1,955,314.98     $1,938,487.76
        13.     DUE FROM INSIDERS                                                      $9,811.76        $9,612.58         $9,560.88
        14.     OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)   Schedule 1         $31,942.57       $19,235.00         $6,544.97
        15.     OTHER (ATTACH LIST)
        16      TOTAL ASSETS                                                       $3,870,010.58    $3,922,410.01     $3,951,562.06

        POSTPETITION LIABILITIES
        17.     ACCOUNTS PAYABLE                                                      $46,829.74      $105,556.06       $82,545.83
        18.     TAXES PAYABLE
        19.     NOTES PAYABLE
        20.     PROFESSIONAL FEES
        21.     SECURED DEBT
        22.     OTHER (ATTACH LIST)                    Accrued Payables                                 $3,409.55       $51,896.71
        23.     TOTAL POSTPETITION LIABILITIES                                        $46,829.74      $108,965.61      $134,442.54

        PREPETITION LIABILITIES
        24.     SECURED DEBT                                                       $1,525,916.51    $1,511,905.17    $1,511,963.15
        25.     PRIORITY DEBT                                                              $0.00            $0.00
        26.     UNSECURED DEBT                                                     $6,049,193.17    $6,068,753.72    $6,064,257.28
        27.     OTHER (ATTACH LIST)                     Schedule 2                    $43,489.13       $43,489.13       $40,296.89
        28.     TOTAL PREPETITION LIABILITIES                                      $7,618,598.81    $7,624,148.02    $7,616,517.32
        29.     TOTAL LIABILITIES                                                  $7,665,428.55    $7,733,113.63    $7,750,959.86

        EQUITY
        30.     PREPETITION OWNERS' EQUITY                                        ($3,752,128.04)  ($3,752,128.04)  ($3,752,128.04)
        31.     POSTPETITION CUMULATIVE PROFIT OR (LOSS)                             ($43,289.93)     ($42,207.84)     ($38,026.70)
        32.     DIRECT CHARGES TO EQUITY (ATTACHMENT EXPLANATION)  Note 2                             ($16,367.74)      ($9,243.06)
        33.     TOTAL EQUITY                                                      ($3,795,417.97)  ($3,810,703.62)  ($3,799,397.80)
        34.     TOTAL LIABILITIES & OWNERS' EQUITY                                 $3,870,010.58    $3,922,410.01    $3,951,562.06



        CASE NAME:                                                                      Venus Exploration, Inc.
                                                                                                                  ACCRUAL BASIS-2
        CASE:                                                                           02-13109-BP-11
                                                                                                                  6/20/03

        INCOME STATEMENT
                                                                          MONTH              MONTH            MONTH       QUARTER
        REVENUES                                                         March, 2003        April, 2003       May, 2003      TOTAL

        1.      GROSS REVENUES                       Note 2              $158,388.25    $153,323.34  $187,071.30  $498,782.89
        2.      LESS: RETURNS & DISCOUNTS
        3.      NET REVENUE                                              $158,388.25    $153,323.34  $187,071.30  $498,782.89

        COSTS OF GOODS SOLD
        4.      MATERIAL
        5.      DIRECT LABOR
        6.      DIRECT OVERHEAD
        7.      TOTAL COST OF GOODS SOLD                                       $0.00          $0.00        $0.00        $0.00
        8.      GROSS PROFIT                                             $158,388.25    $153,323.34  $187,071.30  $498,782.89

        OPERATING EXPENSES
        9.      OFFICER /  INSIDER COMPENSATION                                $0.00          $0.00        $0.00        $0.00
        10.     SELLING & MARKETING
        11.     GENERAL & ADMINISTRATIVE             Schedule 10          $55,279.34     $38,365.54   $33,473.35  $127,118.23
        12.     RENT & LEASE                                               $6,446.67      $3,749.88    $3,749.88   $13,946.43
        13.     OTHER (ATTACH LIST)                  Schedule 3          $119,770.39     $94,316.18   $93,681.69  $307,768.26
        14.     TOTAL OPERATING EXPENSES                                 $181,496.40    $136,431.60  $130,904.92  $448,832.92
        15.     INCOME BEFORE NON-OPERATING INCOME & EXPENSE             ($23,108.15)    $16,891.74   $56,166.38   $49,949.97

        OTHER INCOME & EXPENSE

        16.     NON-OPERATING INCOME (ATT. LIST)   Schedule 4           $17,587.57     $21,914.53    $1,287.74     $40,789.84
        17.     NON-OPERATING EXPENSE (ATT. LIST)
        18.     INTEREST EXPENSE                                         $7,887.63      $8,132.00    $7,866.39     $23,886.02
        19.     DEPRECIATION / DEPLETION                                $17,047.60     $16,884.61   $16,827.22     $50,759.43
        20.     AMORTIZATION                       Schedule 11          $12,707.57     $12,707.57   $23,106.69     $48,521.83
        21.     OTHER (ATTACH LIST)
        22.     NET OTHER INCOME & EXPENSES                             $20,055.23     $15,809.65   $46,512.56     $82,377.44

        REORGANIZATION EXPENSES
        23.     PROFESSIONAL FEES                                          $126.55                                    $126.55
        24.     U. S. TRUSTEE FEES                                                                   $5,000.00      $5,000.00
        25.     OTHER (ATTACH LIST)                Schedule 12                                         $472.68        $472.68
        26.     TOTAL REORGANIZATION EXPENSES                              $126.55         $0.00     $5,472.68      $5,599.23
        27.     INCOME TAX
        28.     NET PROFIT (LOSS)                                      ($43,289.93)    $1,082.09     $4,181.14    ($38,026.70)



        CASE NAME:               Venus Exploration, Inc            ACCRUAL BASIS-3

        CASE:                    02-13109-BP-11                    6/20/03


        CASH RECEIPTS AND                                                      MONTH          MONTH       MONTH          QUARTER
        DISBURSEMENTS                                                       March, 2003    April, 2003  May, 2003         TOTAL

        1.      CASH - BEGINNING OF MONTH                                 $71,364.18      ($21,140.47)   $13,606.04    $71,364.18

        RECEIPTS FROM OPERATIONS
        2.      CASH SALES                                                $61,322.08       $66,216.98   $123,746.80   $251,285.86

        COLLECTIONS OF ACCOUNTS RECEIVABLE
        3.      PREPETITON                                                $15,922.14        $8,450.57                  $24,372.71
        4.      POSTPETITION                                                                              $2,340.87     $2,340.87
        5.      TOTAL OPERATING RECEIPTS                                  $77,244.22       $74,667.55   $126,087.67   $277,999.44

        NON-OPERATING RECEIPTS

        6.      LOANS & ADVANCES (ATTACH LIST)
        7.      SALE OF ASSETS
        8.      OTHER (ATTACH LIST)                       Schedule 8      $17,587.57       $45,350.29    $47,719.73   $110,657.59
        9.      TOTAL NON-OPERATING RECEIPTS                              $17,587.57       $45,350.29    $47,719.73   $110,657.59
        10.     TOTAL RECEIPTS                                            $94,831.79      $120,017.84   $173,807.40   $388,657.03
        11.     TOTAL CASH AVAILABLE                                     $166,195.97       $98,877.37   $187,413.44   $460,021.21

        OPERATING DISBURSEMENTS

        12.     NET PAYROLL                                                $6,040.99        $3,352.11     $2,748.03    $12,141.13
        13.     PAYROLL TAXES PAID                                         $2,444.51        $1,192.98     $1,033.87     $4,671.36
        14.     SALES, USE & OTHER TAXES PAID
        15.     SECURED / RENTAL / LEASES
        16      UTILITIES
        17.     INSURANCE
        18.     INVENTORY PURCHASES
        19.     VEHICLE EXPENSES
        20.     TRAVEL
        21.     ENTERTAINMENT
        22.     REPAIRS & MAINTENANCE
        23.     SUPPLIES
        24.     ADVERTISING
        25.     OTHER (ATTACH LIST)                     Schedule 5       $178,850.94       $80,726.24   $117,072.41   $376,649.59
        26.     TOTAL OPERATING DISBURSEMENTS                            $187,336.44       $85,271.33   $120,854.31   $393,462.08

        REORGANIZATION EXPENSES

        27.     PROFESSIONAL FEES
        28.     U.S. TRUSTEE FEES
        29.     OTHER (ATTACH LIST)
        30.     TOTAL REORGANIZATION EXPENSES
        31.     TOTAL DISBURSEMENTS                                      $187,336.44       $85,271.33   $120,854.31   $393,462.08
        32.     NET CASH FLOW                                            ($92,504.65)      $34,746.51    $52,953.09    ($4,805.05)
        33.     CASH - END OF MONTH                                      ($21,140.47)      $13,606.04    $66,559.13    $66,559.13


        CASE NAME:                         Venus Exploration, Inc      ACCRUAL BASIS - 4

        CASE:                              02-13109-BP-11               6/20/03

                                                                               SCHEDULE      MONTH         MONTH         MONTH
        ACCOUNTS RECEIVABLE AGING                                                AMOUNT   March, 2003   April, 2003    May, 2003

        1.      0 - 30                                                                     ($201.87)   $70,177.15    $216,370.32
        2.      31 - 60                                                                 $155,261.05    $12,921.56      $5,134.69
        3.      61 - 90                                                                  $10,028.71   $175,549.06     ($2,929.43)
        4.      91 +                                                                    $183,041.54   $148,160.36    $198,180.33
        5.      TOTAL ACCOUNTS RECEIVABLE                                               $348,129.43   $406,808.13    $416,755.91
        6.      AMOUNT CONSIDERED UNCOLLECTABLE                                          $71,622.71    $71,622.71     $71,622.71
        7.      ACCOUNTS RECEIVABLE, NET                                                $276,506.72   $335,185.42    $345,133.20

                                                                                         MONTH:              May, 2003


        AGING OF POSTPETITON TAXES AND PAYABLES
        TAXES PAYABLE                              0 - 30 DAYS  31 - 60 DAYS    61 - 90 DAYS  91 + DAYS      TOTAL
        1.      FEDERAL                                  $0.00          $0.00         $0.00      $0.00       $0.00
        2.      STATE                                    $0.00          $0.00         $0.00      $0.00       $0.00
        3.      LOCAL                                    $0.00          $0.00         $0.00      $0.00       $0.00
        4.      OTHER (ATTACH LIST)                      $0.00          $0.00         $0.00      $0.00       $0.00
        5.      TOTAL TAXES PAYABLE                      $0.00          $0.00         $0.00      $0.00       $0.00
        6.      ACCOUNTS PAYABLE                    $82,545.83                                          $82,545.83


                                                                                        MONTH:              May, 2003

        STATUS OF POSTPETITION TAXES
        FEDERAL                                BEGINNING TAX LIABILITY   AMOUNT WITHHELD
                                                                         AND OR ACCRUED   AMOUNT PAID   ENDING TAX LIABILITY
        1.      WITHHOLDING**                                   $0.00        $496.36       $496.36            $0.00
        2.      FICA - EMPLOYEE**                               $0.00        $268.75       $268.75            $0.00
        3.      FICA - EMPLOYER**                               $0.00        $268.76       $268.76            $0.00
        4.      UNEMPLOYMENT                                    $0.00          $0.00         $0.00            $0.00
        5.      INCOME                                          $0.00          $0.00         $0.00            $0.00
        6.      OTHER (ATTACH LIST)                             $0.00          $0.00         $0.00            $0.00
        7.      TOTAL FEDERAL TAXES                             $0.00      $1,033.87     $1,033.87            $0.00

        STATE AND LOCAL
        8.      WITHHOLDING                                        0           $0.00         $0.00            $0.00
        9.      SALES                                              0           $0.00         $0.00            $0.00
        10.     EXCISE                                             0           $0.00         $0.00            $0.00
        11.     UNEMPLOYMENT                                       0           $0.00         $0.00            $0.00
        12.     REAL PROPERTY                                      0           $0.00         $0.00            $0.00
        13.     PERSONAL PROPERTY                                  0           $0.00         $0.00            $0.00
        14.     OTHER (ATTACH LIST)                                0           $0.00         $0.00            $0.00
        15.     TOTAL STATE & LOCAL                             $0.00          $0.00         $0.00            $0.00
        16.     TOTAL TAXES                                     $0.00      $1,033.87      $1,033.87           $0.00

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this amount should be zero.

**   Attach  photocopies of IRS Form 6123 or your FTD coupon and payment receipt
     to verify payment or deposit.                                   Schedule 7



        CASE NAME:                     Venus Exploration, Inc              ACCRUAL BASIS - 5
        CASE:                          02-13109-BP-11                           6/20/03

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach addition sheets if necessary.


                                                                                                Month: May 2003


        BANK RECONCILIATIONS                                                Account #1        Account #2       Account #3

        A. BANK                                                               Frost           Frost             Frost
        B  ACCOUNT NUMBER                                                01 0445703      01 0445606        01 0445681      TOTAL
        C  PURPOSE (TYPE):                                                  Regular         Payroll            Rental
        1. BALANCE PER BANK STATEMENT                                     95,836.68        3,945.19          4,016.74  $103,798.61
        2. ADD: TOTAL DEPOSITS NOT CREDITED                                                                                  $0.00
        3. SUBTRACT:  OUTSTANDING CHECKS                                 (34,207.31)      (1,415.78)        (3,598.00) ($39,221.09)
        4. OTHER RECONCILING ITEMS                                                           683.56                        $683.56
        5. MONTH END BALANCE PER ITEMS                                   $61,629.37       $3,212.97           $418.74   $65,261.08
        6. NUMBER OF LAST CHECK WRITTEN                                        7910             105              1041


        INVESTMENT ACCOUNTS                                         Account #1          Account #2        Account #3
        BANK , ACCOUNT NAME & NUMBER                            DATE OF PURCHASE   TYPE OF INSTRUMENT  PURCHASE PRICE  CURRENT VALUE
        7. ACCOUNT NUMBER
        8. PURPOSE (TYPE):
        9. BALANCE PER BANK STATEMENT
        10. ADD:  TOTAL DEPOSITS NOT CREDITED
        11. TOTAL INVESTMENTS                      Schedule 6                                                               $998.05


        CASH
        12. CURRENCY ON HAND                                                                                                $300.00
        13. TOTAL CASH - END OF MONTH                                                                                    $66,559.13




        CASE  NAME:                             Venus Exploration, Inc                ACCRUAL BASIS-6

        CASE  NUMBER:                           02-13109-BP-11                               6/20/03

                                                                               MONTH:              May, 2003



        PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

     OF THE TOTAL  DISBURSEMENTS  SHOWN FOR THE MONTH,  LIST THE AMOUNT  PAID TO
INSIDERS  (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S.  BANKRUPTCY  CODE)
AND TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS TO  INSIDERS,  IDENTIFY THE TYPE OF
COMPENSATION  PAID  (e.g.  SALARY,  BONUS,   COMMISSIONS,   INSURANCE,   HOUSING
ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.



        INSIDERS
                                                  TYPE  OF                 AMOUNT   TOTAL PAID
                         NAME                     PAYMENT                  PAID      TO DATE

        1.      Ames Energy Company               Schedule 13                $0       $3,638
        2.      John Y Ames                       Schedule 13           $17,412      $28,211
        3.      Terry Hardeman                    Schedule 13            $8,775      $22,260
        4.      E L Ames, Jr                      Schedule 13            $1,444       $4,333
        5.
        6. TOTAL PAYMENTS
           TO  INSIDERS                                                 $27,631      $58,441

        PROFESSIONALS
                                             DATE OF COURT                                                            TOTAL
                                       ORDER AUTHORIZING              AMOUNT            AMOUNT        TOTAL PAID      INCURRED
                 NAME                         PAYMENT                 APPROVED            PAID           TO DATE      & UNPAID *
        1.      Ed Birkelo                   4/22/2003                                  $4,150           $12,600           $0
        2.      Larry Bennett                4/22/2003                                  $2,835            $8,820         $840
        3.      Gloria Barrett               4/22/2003                                  $5,114           $10,220           $0
        4.      Alan Bailey                  4/22/2003                                  $1,980            $6,930
        5.
        6. TOTAL PAYMENTS
           TO  PROFESSIONALS                                                           $14,079           $38,570         $840

        *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED


        POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
        PROTECTION  PAYMENTS

        NAME OF CREDITOR                             SCHEDULED                    AMOUNTS
                                                     MONTHLY                      PAID                           TOTAL
                                                     PAYMENTS                     DURING                         UNPAID
                                                     DUE                           MONTH                        POSTPETITION

        1.      Frost Bank                           $7,866                       $7,866                                  $0
        2.      North Frost Center                   $4,000                       $4,000                                  $0
        3.      Alamo Leasing                        $2,813                       $2,813                                  $0
        4.      Manifest Funding                     $1,596                       $3,192                                  $0
        5.      GE Capital                             $305                         $305                                  $0
        6.      TOTAL                               $16,580                      $18,177                                  $0


        CASE  NAME:                           Venus Exploration, Inc         ACCRUAL  BASIS-7
        CASE  NUMBER:                         02-13109-BP-11                 6/20/03

                                                                             MONTH: May, 2003



                                                                                 YES                                No


        1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                               X

        2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                          X

        3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                                          X

        4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?                                 Schedule 9       X

        5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                                    X

        6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                              X

        7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST  DUE?                                                                                                X

        8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                          X

        9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                X

        10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS

        11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
            REPORTING PERIOD?                                                                                        X

        12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                          X


        IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
        EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

        INSURANCE                                                                                                       YES


        1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                                                      X

        2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                        X
        3. PLEASE ITEMIZE POLICIES BELOW.


     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                              INSTALLMENT PAYMENTS
      TYPE  OF                                                                                            PAYMENT AMT
       POLICY                                               CARRIER               PERIOD COVERED          & FREQUENCY

 Crime Policy                                 Hartford Causality                  7/1/00 - 6/30/03        Paid Up
 Directors and Officers Liability             XL Specialty Insurance Co           5/21/02 - 5/21/03       Paid Up
 Commercial Fire                              Central Insurance Co                10/1/02 - 9/30/03       Paid Up
 Control of Well                              St Paul Surplus Line Ins Co         8/1/02 - 7/31/03        5064.84  / Month
 Umbrella                                     St Paul Surplus Line Ins Co         8/1/02 - 7/31/03        Incld in above
 Workman Compensation                         Texas Mutual                        6/10/02 - 5/31/03       Paid Up
 Auto                                         Central Mutual Insurance Co         10/1/02 - 9/30/03       621.73 / Month



        Note 1
                An involuntary petition of bankruptcy was filed against Venus Exploration, Inc on October 9, 2002 and Venus' response to such petition was filed October 31, 2002. Venus subsequently filed a "Notice of Consent to Entry of Order of Relief" on February 26, 2003. On February 27, 2003 the Court entered an order for relief under Chapter 11 of the Bankruptcy Code. The March report covers the period of February 28, 2003 through March 31, 2003.

        Note 2
                Venus maintains it books and accounting records on the accrual method of accounting, and accordingly recognizes income in the month oil and gas is produced. The income is not reported to Venus and payment is not received for two months after production. As of the date of this report, the production for May was not known. We, therefore, accrued an estimated amount of income based on historical production. Also, all expense amounts for well operations were not available at the time of this report and certain estimates were made.

                After the April Monthly Operating Report was prepared, the amount of production for March was enterred on the Company's books. The difference between the year to date accrual and the year to date actual is an adjustment to retained earnings. In May the cummulative amount of adjustment was 9,243.06.


        Schedule 1
                                                                    May
                Deferred Loan Costs                                       151,857.65
                Amortization of Loan Costs                               (151,857.68)
                Utility Deposit                                             6,545.00
                                                        -----------------------------
                                                                            6,544.97
                                                        -----------------------------

        Schedule 2
                                                                    May
                Rent Deposit                                               20,477.92
                Deferred Federal Income Tax                                 1,475.00
                Obligations Under Capital Lease                            18,343.97
                                                        -----------------------------
                                                                           40,296.89
                                                        -----------------------------

        Schedule 3

                Production Taxes                                           15,185.06
                Lease Operating Expense                                    73,364.72
                Geological and Geophysical                                  5,131.91
                Abandonment Costs
                                                        -----------------------------
                                                                           93,681.69
                                                        -----------------------------

        Schedule 4
                Interest Income                                             1,287.74
                                                        -----------------------------
                                                                            1,287.74
                                                        -----------------------------


        Schedule 5
                As stated in Note 2, Venus maintains its books and records on the accrual method of accounting. As such, each expense is charged to its proper account as it is incurred, and payment is made when such payment is due. The amount shown on Line 25 is the total amount paid during May, except payroll and taxes which are shown on Lines 12 and 13.

        Schedule 6
                The bank account reconciliations shown are the Debtor in Possession accounts. Venus is in the process of closing its old bank accounts. The amount shown, $998.05, is the balance of the old accounts.

        Schedule 7
                Payroll taxes are paid by payroll preparation company, ADP.

        Schedule 8
                Delay Rental Collected from Partner                        8,478.00
                Overhead Collection Received                              12,664.04
                Collection on sale of license agreement                   15,000.00
                Expense Reimbursement                                      9,750.19
                Void Checks                                                1,827.50
                                                                -------------------
                                                                       47,719.73
                                                                -------------------


        Schedule 9
           Secured creditors were paid.


        Schedule 10
                 Salaries                                  3,621.14
                 Payroll taxes                               268.76
                 Misc. employee expense                    2,498.96
                 Auto expense                              4,180.02
                 Supplies                                  1,703.06
                 Bank fees                                   131.14
                 Legal & accounting serv.                  9,957.46
                 Consultants                              15,959.16
                 Rent                                      3,749.88
                 Travel & entertainment                      233.61
                 Insurance                                 3,103.09
                 Telephone                                 1,215.11
                 Postage                                     782.02
                 Dues, subs & pubs                            (0.04)
                 Bankruptcy Expense                        5,472.08
                 Other G&A                                 2,210.08
                 Corporate expenses                         (149.48)
                 Overhead/Fees                           (12,240.74)
                                                        -----------
                    Total                                 42,695.31

                 Less Amount reported on line 12 - Rent   (3,749.88)
                 Less Amount reported on line 24 & 25
                      Reorganization Expenses             (5,472.08)
                                                       ------------

                Amount reported on line 11                33,473.35
                                                        ===========


        Schedule 11
                Amortization of prepaid loan costs       12,690.03
                Amortization of prepaid D & O insurance  10,416.66
                                                       -----------
                   Total                                 23,106.69
                                                       ===========

        Schedule 12
                Cost of transcripts from 2004 hearing       472.68
                                                       ===========

        Schedule 13                                                           Current Month
                                                                              -------------
                                                                                Fee      Health Ins    Auto        Total
                                                                               ----      ----------    ----        -----
                Ames Energy                                                     0.00                                       0.00
                John Ames                              *                   15,389.50       1,077.13      945.00       17,411.63
                Terry Hardeman                                              8,775.00                                   8,775.00
                E L Ames, Jr                                                    0.00         466.17      978.00        1,444.17
                                                          ----------------------------------------------------------------------
                                                                           24,164.50       1,543.30    1,923.00       27,630.80
                                                          ----------------------------------------------------------------------

                                  Total to Date
                Ames Energy                                                 3,637.50                                   3,637.50
                John Ames                                                  22,144.95       3,231.39    2,835.00       28,211.34
                Terry Hardeman                                             22,260.00                                  22,260.00
                E L Ames, Jr                                                               1,398.51    2,934.00        4,332.51
                                                          -----------------------------------------------------------------------
                                                                           48,042.45       4,629.90    5,769.00       58,441.35
                                                          -----------------------------------------------------------------------

* Includes cash payments in May covering time charges for two weeks of April and four weeks of May.